                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                              ---------------------

        Date of Report (Date of earliest event reported:) March 26, 1999

                                 ---------------

                                   Iridium LLC

     Delaware
 (State or other
 jurisdiction of                   0-22637-01                              52-1984342
  organization)              (Commission File Number)            (I.R.S. Employer Identification
                                                                             Number)

                   1575 Eye Street, N.W., Washington, DC 20005
                                 (202) 408-3800

                                 ---------------

                              Iridium Operating LLC

    Delaware
(State or other
jurisdiction of                    0-22637-02                              52-2066319
 organization)              (Commission File Number)              (I.R.S. Employer Identification
                                                                             Number)

                   1575 Eye Street, N.W., Washington, DC 20005
                                 (202) 408-3800

                                 ---------------

                        Iridium World Communications Ltd.

     Bermuda
 (State or other
 jurisdiction of                  0-22637                                  52-2025291
  organization)             (Commission File Number)              (I.R.S. Employer Identification
                                                                             Number)

            Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda
                                 (441) 295-5950

                                 --------------

                           Iridium Capital Corporation

    Delaware
(State or other
jurisdiction of                  333-31741-03                              52-2048739
 organization)              (Commission File Number)              (I.R.S. Employer Identification
                                                                             Number)

                   1575 Eye Street, N.W., Washington, DC 20005
                                 (202) 408-3800

                                 ---------------

                                 Iridium IP LLC

    Delaware
(State or other
jurisdiction of                  333-31741-01                              52-2048736
 organization)              (Commission File Number)              (I.R.S. Employer Identification
                                                                             Number)

                   1575 Eye Street, N.W., Washington, DC 20005
                                 (202) 408-3800

                                 ---------------

                               Iridium Roaming LLC

    Delaware
(State or other
jurisdiction of                  333-31741-02                              52-2048734
 organization)              (Commission File Number)              (I.R.S. Employer Identification
                                                                             Number)

                   1575 Eye Street, N.W., Washington, DC 20005
                                 (202) 408-3800

                                 ---------------

                         Iridium Facilities Corporation

     Delaware
 (State or other
 jurisdiction of                 33-44349-04                               52-2083969
  organization)             (Commission File Number)              (I.R.S. Employer Identification
                                                                             Number)

                   1575 Eye Street, N.W., Washington, DC 20005
                                 (202) 408-3800

                                 ---------------



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


            This current report on Form 8-K is filed jointly by Iridium LLC (the "Parent"), Iridium Operating LLC ("Operating"), Iridium World Communications Ltd. ("IWCL"), Iridium Capital Corporation ("Capital"), Iridium Roaming LLC ("Roaming"), Iridium IP LLC ("IP") and Iridium Facilities Corporation ("Facilities").

            IWCL acts as a member of the Parent and has no other business. Operating is a wholly owned subsidiary of the Parent. The business of Operating, operating the Iridium system and offering Iridium services, constitutes substantially all of the business of the Parent. Capital, Roaming, IP and Facilities are wholly owned subsidiaries of Operating.

Item 5.  Other Events

            On March 29, 1999, Iridium LLC issued two press releases, copies of which are attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

            (c)         The following exhibits are filed herewith.

      Exhibit Number                   Description
           99.1                        Press Releases dated March 29, 1999.

           99.2                        Form of Bank Waiver, dated as of
                                       March 16, 1999, among Iridium
                                       Operating LLC and each of the
                                       lenders signatory thereto.



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


                                  SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                               IRIDIUM WORLD COMMUNICATIONS LTD.

                                               By /s/
                                                 -----------------------------
                                                Name: Edward F. Staiano
                                                Title: Chief Executive Officer

                                               IRIDIUM  LLC

                                               By /s/
                                                 -----------------------------
                                                Name: F. Thomas Tuttle
                                                Title: Secretary

                                               IRIDIUM OPERATING LLC

                                               By /s/
                                                 -----------------------------
                                                Name: F. Thomas Tuttle
                                                Title: Secretary

                                               IRIDIUM CAPITAL CORPORATION

                                               By /s/
                                                 -----------------------------
                                                Name: F. Thomas Tuttle
                                                Title: Secretary

                                               IRIDIUM IP LLC

                                               By /s/
                                                 -----------------------------
                                                Name: F. Thomas Tuttle
                                                Title: acting secretary

                                               IRIDIUM ROAMING LLC

                                               By /s/
                                                 -----------------------------
                                                Name: F. Thomas Tuttle
                                                Title: acting secretary

                                               IRIDIUM FACILITIES CORPORATION

                                               By /s/
                                                 -----------------------------
                                                Name: F. Thomas Tuttle
                                                Title: Secretary

Date:  March 29, 1999

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